UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21878
Oppenheimer Rochester Maryland Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2011

Item 1. Reports to Stockholders.

March 31, 2011

MARYLAND

OPPENHEIMER ROCHESTER MUNICIPAL FUND

Oppenheimer Rochester® Maryland Municipal Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

"If you're looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality."

Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, **OppenheimerFunds/Rochester**

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Hospital/Health Care	11.4%
Adult Living Facilities	10.8
General Obligation	8.9
Multifamily Housing	7.8
Special Tax	7.3
Tobacco—Master Settlement Agreement	7.2
Municipal Leases	6.4
Sales Tax Revenue	6.3
Sewer Utilities	4.0
Electric Utilities	3.8
Portfolio holdings are subject to change. Percentages are as of March 31, 2011, and are based on total assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AAA	0.9
AA	28.3
A	18.9
BBB	19.4
BB and Lower	9.5
Unrated	23.0

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of March 31, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
10 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended March 31, 2011, the rally that defined the first 7 months gave way in November 2010 to a sustained market reversal more recently. The Fund’s Class A shares produced a total return of 0.24% at net asset value for the reporting period (-4.52% with sales charge). As of March 31, 2011, the distribution yield of this Fund’s Class A shares was 6.08% at NAV.
     The charts on pages 14 to 16 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 38.1% of the Fund’s net assets on March 31, 2011. During the reporting period, the total return of the Fund’s holdings in securities issued by Puerto Rico was virtually flat. Most of the Fund’s investments in securities issued by Puerto Rico issuers are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.
     Better fiscal management has helped Puerto Rico significantly reduce pressure on its municipal bonds. First-term governor Luis Fortuño has decreased Puerto Rico’s payroll by 17%, implemented a property tax and increased corporate and income taxes. In addition, lawmakers have set a goal for Puerto Rico aimed to end recurring budget imbalances by 2013. As a result, the Commonwealth, its agencies and its financing arm, the Government Development Bank of Puerto Rico, retained their investment-grade ratings from Standard & Poor’s, Fitch Ratings and Moody’s Investors Service this reporting period. We remain confident in Puerto Rico’s ability to collect taxes and make its bond payments.
     As of March 31, 2011, the Fund was invested in the hospital/health care sector, representing 11.4% of the Fund’s total assets and comprising the Fund’s largest industry sector. Our holdings in this sector consist of securities across the credit spectrum. Though the overall fundamentals in this sector remained stable this reporting period, the sector did not contribute positively to the Fund’s total return.
     The adult living facilities sector represented 10.8% of the Fund’s total assets at the end of the reporting period. These bonds assist various projects at senior living centers across the state. Our holdings in this sector offered attractive tax-free yields this reporting period and contributed positively to the Fund’s total return.
11 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     At the end of the reporting period, bonds in the multifamily housing sector represented 7.8% of the Fund’s total assets and made a positive contribution to the Fund’s total return. These securities continued to provide high levels of tax-free income, even though the national housing market remained challenging. We believe that long-term investors should ultimately benefit from this Fund’s carefully selected holdings in this sector.
     The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. MSA-backed tobacco bonds, which accounted for 7.2% of the Fund’s total assets at the end of this reporting period, detracted from the Fund’s total return.1
     In December 2010, Moody’s took rating actions on more than 200 classes of tobacco securitizations because of implications from a recent court ruling and a larger than expected decline in consumption in 2009. In its rating actions, Moody’s list of possible upgrades outnumbered the possible downgrades by a 2-to-1 margin.
     We believe that tobacco bonds, while benefiting states and territories and qualifying for tax exemption, are fundamentally sound credits. Our long-term view of the sector remains bullish and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in earlier reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Although we believe price and ratings volatility remain likely over the near term, we also believe that carefully researched MSA-backed bonds are fundamentally sound, and we are confident that these bonds will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     As of March 31, 2011, the Fund was invested in the sewer and electric utilities sectors, with 4.0% and 3.8% of the Fund’s total assets, respectively. While the overall fundamentals in this sector remained stable this reporting period, these sectors made a flat contribution to the Fund’s total return.

1.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
12 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

     We believe our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until March 31, 2011. Performance is measured from the inception date of all Classes on October 10, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
13 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 17 for further information.
15 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
 Class C Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 17 for further information.
16 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester Maryland Municipal Fund. Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, the Class A returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, the Class B returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, the Class C returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	October 1, 2010	March 31, 2011	March 31, 2011

Actual
Class A	$1,000.00	$929.20	$5.06
Class B	1,000.00	925.70	8.68
Class C	1,000.00	925.60	8.68

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.70	5.30
Class B	1,000.00	1,015.96	9.09
Class C	1,000.00	1,015.96	9.09
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.05%
Class B	1.80
Class C	1.80
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—116.0%
Maryland—57.8%
$20,000	Anne Arundel County, MD Solid Waste	5.300%	09/01/2011	$20,075
40,000	Anne Arundel County, MD Solid Waste[1]	5.400	09/01/2013	40,114
500,000	Anne Arundel County, MD Special Obligation (National Business Park-North)	6.100	07/01/2040	457,510
25,000	Baltimore, MD Convention Center[1]	5.500	09/01/2014	25,087
5,000	Baltimore, MD GO	5.000	10/15/2015	5,018
1,734,000	Baltimore, MD Special Obligation (North Locust Point)[1]	5.500	09/01/2034	1,478,825
3,935,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500	07/01/2036	2,749,148
20,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)	7.375	11/01/2014	20,072
10,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)	7.375	11/01/2019	10,036
125,000	Frederick County, MD Economic Devel. (YMCA of Frederick)[1]	6.000	10/01/2023	106,254
2,000,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.000	09/01/2030	1,658,180
200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.625	09/01/2038	171,172
15,000	Frederick County, MD Special Obligation (Lake Linganore)	5.700	07/01/2029	13,360
10,000	Frederick, MD (Carrollton Apartments)	5.650	09/01/2013	10,031
1,350,000	Howard County, MD Retirement Community (Vantage House Facility)[1]	5.250	04/01/2037	921,227
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.850	09/01/2047	221,233
15,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.050	07/01/2018	15,006
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.050	07/01/2028	24,242
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2016	10,024
30,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2023	30,003
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2033	47,141
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	05/01/2022	40,263
125,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.150	03/01/2018	125,046
95,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.150	07/01/2028	92,921
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	09/01/2022	35,010
175,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	07/01/2024	175,763
20 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200%	07/01/2031	$24,089
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2023	50,302
70,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	09/01/2032	68,461
75,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2041	71,229
175,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.375	09/01/2024	175,032
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.400	07/01/2022	10,013
3,000,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.450	07/01/2043	2,881,080
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.500	07/01/2022	25,208
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.550	07/01/2017	50,048
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.550	07/01/2031	24,999
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.650	07/01/2027	25,004
265,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.750	07/01/2039	264,981
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.875	07/01/2021	40,035
20,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.950	07/01/2023	20,009
90,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	6.000	07/01/2032	90,029
270,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.250	07/01/2031	270,135
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.250	07/01/2032	40,019
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.-Water Landing II Apts.)[1]	5.875	08/01/2033	251,983
180,000	MD Community Devel. People’s Resource Center (Auburn Manor Apartments)[1]	5.300	10/01/2028	180,000
5,000	MD EDC (Maryland Aviation Administration Facilities)[1]	5.000	06/01/2027	4,830
1,000,000	MD EDC (Transition Facilities)[1]	5.750	06/01/2035	928,830
95,000	MD EDC Student Hsg. (Allegheny College Hsg.)[1]	5.750	09/01/2020	81,773
15,000	MD EDC Student Hsg. (Allegheny College Hsg.)	6.000	09/01/2032	11,305
270,000	MD EDC Student Hsg. (Bowie State University)[1]	5.375	06/01/2033	213,548
21 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$450,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000%	06/01/2023	$415,575
1,140,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	6.000	06/01/2030	1,063,745
85,000	MD EDC Student Hsg. (Morgan State University)[1]	6.000	07/01/2034	72,962
85,000	MD EDC Student Hsg. (University Village at Sheppard Pratt)[1]	5.875	07/01/2021	77,613
40,000	MD EDC Student Hsg. (University Village at Sheppard Pratt)	6.000	07/01/2033	32,990
10,000	MD Energy Financing Administration (Cogeneration-AES Warrior Run)	7.400	09/01/2019	9,998
1,000,000	MD H&HEFA (Anne Arundel Medical Center)[1]	6.750	07/01/2039	1,084,660
500,000	MD H&HEFA (Charlestown Community)[1]	6.125	01/01/2030	495,820
1,000,000	MD H&HEFA (Charlestown Community)[1]	6.250	01/01/2041	964,600
500,000	MD H&HEFA (Charlestown Community)[1]	6.250	01/01/2045	478,330
1,500,000	MD H&HEFA (Doctors Community Hospital)[1]	5.750	07/01/2038	1,217,460
1,010,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2031	835,533
1,000,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2037	797,190
500,000	MD H&HEFA (Greater Baltimore Medical Center)[2]	5.750	07/01/2034	492,390
25,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500	07/01/2026	25,001
45,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.000	07/01/2033	39,785
385,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.000	01/01/2017	362,901
3,780,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300	01/01/2037	2,531,277
400,000	MD H&HEFA (Lifebridge Health)[1]	6.000	07/01/2041	399,400
10,000,000	MD H&HEFA (Medstar Health)[3]	5.250	05/15/2046	9,588,400
30,000	MD H&HEFA (Medstar Health)[1]	5.500	08/15/2033	28,164
50,000	MD H&HEFA (Mercy Medical Center)[1]	5.625	07/01/2031	45,843
1,500,000	MD H&HEFA (Peninsula United Methodist Homes of Maryland)	5.750	10/01/2019	1,200,960
60,000	MD H&HEFA (Peninsula United Methodist Homes of Maryland)	5.750	10/01/2026	43,120
50,000	MD H&HEFA (Roland Park Place)[1]	5.500	07/01/2014	49,615
50,000	MD H&HEFA (Roland Park Place)[1]	5.625	07/01/2018	47,078
250,000	MD H&HEFA (Upper Chesapeake)[1]	6.000	01/01/2038	253,988
50,000	MD H&HEFA (Washington Christian Academy)[4]	5.250	07/01/2018	19,988
300,000	MD H&HEFA (Washington Christian Academy)[4]	5.500	07/01/2038	119,970
20,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)[1]	5.500	08/15/2015	20,038
50,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)[1]	5.500	08/15/2020	50,029
85,000	MD Transportation Authority (Baltimore/Washington International Airport)[1]	5.250	03/01/2027	84,408
50,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)	5.050	07/01/2028	49,998
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)[1]	6.050	07/01/2026	10,008
22 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Maryland Continued
$100,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A1	5.500%		07/01/2031	$99,991
175,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A1	5.600		07/01/2042	172,191
40,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.000		07/01/2023	40,059
185,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.200		07/01/2044	170,487
110,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.250		07/01/2029	107,591
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.000		07/01/2020	10,012
55,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series C1	7.150		07/01/2023	55,080
200,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	5.842	[5]	07/01/2033	52,302
220,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.), Series A	5.535	[5]	07/01/2028	84,135
750,000	Montgomery County, MD Hsg. Opportunities Commission, Series A1	5.650		11/01/2033	751,598
3,500,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	2,824,185
1,000,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[1]	5.250		01/01/2037	571,510

					42,253,681

U.S. Possessions—58.2%
120,000	Guam GO	5.125		11/15/2027	103,712
200,000	Guam GO	5.250		11/15/2037	167,186
400,000	Guam GO1	6.750		11/15/2029	404,904
2,600,000	Guam GO1	7.000		11/15/2039	2,674,152
1,000,000	Guam Government Waterworks Authority & Wastewater System[1]	5.625		07/01/2040	862,780
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	233,623
65,000	Guam Power Authority, Series A1	5.250		10/01/2023	61,082
800,000	Guam Power Authority, Series A1	5.500		10/01/2030	752,632
620,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	543,752
2,815,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	2,304,556
975,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	870,929
1,980,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,488,920
1,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[6]	07/01/2024	1,516,890
1,700,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,580,269
23 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$655,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375%		05/15/2033	$578,896
165,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	134,562
1,330,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,090,081
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[5]	05/15/2057	487,430
395,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	379,405
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	763,298
165,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2026	157,002
870,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	820,001
300,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2029	280,584
315,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2030	289,898
330,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2031	298,313
250,000	Puerto Rico Electric Power Authority, Series XX1	5.750		07/01/2036	234,503
1,500,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2030	1,428,045
1,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	777,500
110,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	107,380
430,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	400,885
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,020,924
150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	115,431
440,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	350,388
550,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	563,976
500,000	Puerto Rico Public Buildings Authority[1]	6.500		07/01/2030	517,995
2,350,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	2,470,884
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	548,285
750,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	807,915
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130	[5]	08/01/2043	1,130,500
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[6]	08/01/2032	801,690
8,000,000	Puerto Rico Sales Tax Financing Corp., Series C3	5.750		08/01/2057	8,027,600
200,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	174,704
100,000	University of V.I., Series A1	6.000		12/01/2024	93,701
100,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2023	96,972
2,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	2,091,550
600,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	553,668
150,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	141,323
440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	357,548
1,000,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	879,320

					42,537,544

Total Investments, at Value (Cost $90,630,720)—116.0%					84,791,225
Liabilities in Excess of Other Assets—(16.0)					(11,679,260)

Net Assets—100.0%					$73,111,965

24 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.

2.	When-issued security or delayed delivery to be delivered and settled after March 31, 2011. See Note 1 of the accompanying Notes.

3.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

4.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5.	Zero coupon bond reflects effective yield on the date of purchase.

6.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Maryland	$—	$42,253,681	$—	$42,253,681
U.S. Possessions	—	42,537,544	—	42,537,544

Total Assets	$—	$84,791,225	$—	$84,791,225

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
25 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments Continued

To simplify the listings of securities, abbreviations are used per the table below:

EDC	Economic Devel. Corp.

GO	General Obligation

H&HEFA	Hospitals and Higher Education Facilities Authority

HP	Healthpartners

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

ROLs	Residual Option Longs

TASC	Tobacco Settlement Asset-Backed Bonds

V.I.	United States Virgin Islands

YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
26 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $90,630,720)—see accompanying statement of investments	$84,791,225

Cash	367,815

Receivables and other assets:
Interest	1,406,546
Investments sold	993,147
Shares of beneficial interest sold	185,875
Other	43,464

Total assets	87,788,072

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	11,000,000
Payable on borrowings (See Note 5)	2,600,000
Investments purchased on a when-issued or delayed delivery basis	489,300
Shares of beneficial interest redeemed	364,610
Dividends	90,130
Distribution and service plan fees	44,621
Shareholder communications	17,786
Transfer and shareholder servicing agent fees	3,638
Trustees’ compensation	3,243
Interest expense on borrowings	526
Other	62,253

Total liabilities	14,676,107

Net Assets	$73,111,965

Composition of Net Assets
Par value of shares of beneficial interest	$7,506

Additional paid-in capital	85,394,051

Accumulated net investment income	519,036

Accumulated net realized loss on investments	(6,969,133)

Net unrealized depreciation on investments	(5,839,495)

Net Assets	$73,111,965

27 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $38,483,659 and 3,947,490 shares of beneficial interest outstanding)	$9.75
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.24

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,450,810 and 149,011 shares of beneficial interest outstanding)	$9.74

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,177,496 and 3,409,903 shares of beneficial interest outstanding)	$9.73
See accompanying Notes to Financial Statements.
28 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$5,980,254

Expenses
Management fees	447,573

Distribution and service plan fees:
Class A	106,415
Class B	15,694
Class C	369,222

Transfer and shareholder servicing agent fees:
Class A	19,483
Class B	1,956
Class C	20,779

Shareholder communications:
Class A	13,489
Class B	1,542
Class C	14,093

Borrowing fees	153,118

Interest expense and fees on short-term floating rate notes issued (See Note 1)	80,775

Interest expense on borrowings	11,543

Administration service fees	1,500

Trustees’ compensation	1,428

Custodian fees and expenses	1,118

Other	60,639

Total expenses	1,320,367
Less waivers and reimbursements of expenses	(134,627)

Net expenses	1,185,740

Net Investment Income	4,794,514

Realized and Unrealized Loss
Net realized loss on investments	(2,044,994)

Net change in unrealized appreciation/depreciation on investments	(3,225,903)

Net Decrease in Net Assets Resulting from Operations	$(476,383)

See accompanying Notes to Financial Statements.
29 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2011	2010

Operations
Net investment income	$4,794,514	$3,776,865

Net realized loss	(2,044,994)	(1,168,595)

Net change in unrealized appreciation/depreciation	(3,225,903)	15,778,974

Net increase (decrease) in net assets resulting from operations	(476,383)	18,387,244

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,488,919)	(2,368,850)
Class B	(79,763)	(80,936)
Class C	(1,875,375)	(1,386,804)

	(4,444,057)	(3,836,590)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	46,125	1,260,524
Class B	31,917	39,099
Class C	2,692,374	12,360,929

	2,770,416	13,660,552

Net Assets
Total increase (decrease)	(2,150,024)	28,211,206

Beginning of period	75,261,989	47,050,783

End of period (including accumulated net investment income of $519,036 and $168,579, respectively)	$73,111,965	$75,261,989

See accompanying Notes to Financial Statements.
30 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(476,383)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(26,695,192)
Proceeds from disposition of investment securities	17,515,642
Short-term investment securities, net	5,415,334
Premium amortization	132,526
Discount accretion	(581,293)
Net realized loss on investments	2,044,994
Net change in unrealized appreciation/depreciation on investments	3,225,903
Change in assets:
Increase in other assets	(20,815)
Increase in interest receivable	(206,854)
Increase in receivable for securities sold	(993,147)
Change in liabilities:
Increase in payable for securities purchased	100,337
Increase in other liabilities	9,397

Net cash used in operating activities	(529,551)

Cash Flows from Financing Activities
Proceeds from bank borrowings	29,400,000
Payments on bank borrowings	(32,300,000)
Proceeds from short-term floating rate notes issued	5,000,000
Proceeds from shares sold	23,593,621
Payments on shares redeemed	(23,185,098)
Cash distributions paid	(1,880,644)

Net cash provided by financing activities	627,879

Net increase in cash	98,328

Cash, beginning balance	269,487

Cash, ending balance	$367,815

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,551,000.
Cash paid for interest on bank borrowings—$11,964.
Cash paid for interest on short-term floating rate notes issued—$80,775.
See accompanying Notes to Financial Statements.
31 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.31	$7.94	$10.82	$12.97	$12.70

Income (loss) from investment operations:
Net investment income[2]	.65	.61	.63	.67	.33
Net realized and unrealized gain (loss)	(.61)	2.38	(2.89)	(2.21)	.18

Total from investment operations	.04	2.99	(2.26)	(1.54)	.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.60)	(.62)	(.62)	(.61)	(.24)

Net asset value, end of period	$9.75	$10.31	$7.94	$10.82	$12.97

Total Return, at Net Asset Value[3]	0.24%	38.52%	(21.38)%	(12.23)%	4.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,484	$40,984	$30,891	$36,232	$11,322

Average net assets (in thousands)	$42,794	$36,515	$33,994	$22,982	$8,826

Ratios to average net assets:[4]
Net investment income	6.25%	6.40%	6.67%	5.67%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.96%	0.97%	0.96%	0.93%	1.33%
Interest and fees from borrowings	0.20%	0.28%	0.66%	0.94%	1.57%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.07%	0.05%	0.63%	0.15%

Total expenses	1.26%	1.32%	1.67%	2.50%	3.05%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.10%	1.08%	0.85%	1.43%	0.95%

Portfolio turnover rate	21%	13%	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Class B Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.29	$7.93	$10.81	$12.96	$12.70

Income (loss) from investment operations:
Net investment income[2]	.57	.54	.55	.59	.27
Net realized and unrealized gain (loss)	(.60)	2.37	(2.88)	(2.22)	.18

Total from investment operations	(.03)	2.91	(2.33)	(1.63)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.55)	(.55)	(.52)	(.19)

Net asset value, end of period	$9.74	$10.29	$7.93	$10.81	$12.96

Total Return, at Net Asset Value[3]	(0.41)%	37.41%	(22.00)%	(12.90)%	3.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,451	$1,508	$1,117	$931	$380

Average net assets (in thousands)	$1,573	$1,413	$959	$644	$173

Ratios to average net assets:[4]
Net investment income	5.49%	5.64%	5.99%	4.94%	4.46%
Expenses excluding interest and fees on short-term floating rate notes issued and
interest and fees from borrowings	1.85%	1.96%	1.97%	2.12%	4.30%
Interest and fees from borrowings	0.20%	0.28%	0.66%	0.94%	1.57%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.07%	0.05%	0.63%	0.15%

Total expenses	2.15%	2.31%	2.68%	3.69%	6.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to
custodian expenses[7]	1.85%	1.83%	1.60%	2.18%	1.70%

Portfolio turnover rate	21%	13%	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$10.29	$7.93	$10.80	$12.95	$12.70

Income (loss) from investment operations:
Net investment income[2]	.57	.54	.55	.58	.27
Net realized and unrealized gain (loss)	(.61)	2.37	(2.87)	(2.21)	.17

Total from investment operations	(.04)	2.91	(2.32)	(1.63)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.55)	(.55)	(.52)	(.19)

Net asset value, end of period	$9.73	$10.29	$7.93	$10.80	$12.95

Total Return, at Net Asset Value[3]	(0.51)%	37.41%	(21.92)%	(12.93)%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,177	$32,770	$15,043	$12,911	$1,894

Average net assets (in thousands)	$37,005	$24,473	$14,255	$7,602	$671

Ratios to average net assets:[4]
Net investment income	5.49%	5.55%	5.99%	4.87%	4.41%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.76%	1.88%	1.74%	2.72%
Interest and fees from borrowings	0.20%	0.28%	0.66%	0.94%	1.57%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.07%	0.05%	0.63%	0.15%

Total expenses	2.02%	2.11%	2.59%	3.31%	4.44%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.85%	1.84%	1.60%	2.18%	1.70%

Portfolio turnover rate	21%	13%	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Maryland Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Maryland state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on
35 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two
36 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$489,300
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $11,000,000 as of March 31, 2011, which represents 12.53% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates
37 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2011, municipal bond holdings with a value of $17,616,000 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $11,000,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At March 31, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$5,000,000	MD H&HEFA ROLs[3]	8.345%	5/15/46	$4,588,400
2,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	17.368	8/1/57	2,027,600

				$6,616,000

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 26 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse
38 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

floating rate securities, if it deems it appropriate to do so. As of March 31, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $11,000,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2011 is as follows:

Cost	$350,000
Market Value	$139,958
Market Value as a % of Net Assets	0.19%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$347,812	$—	$6,958,884	$5,849,744
39 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

1.	As of March 31, 2011, the Fund had $4,201,240 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2017	$3,031,878
2018	1,169,362

Total	$4,201,240

2.	As of March 31, 2011, the Fund had $2,757,644 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund utilized $717,496 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$4,383,932	$3,829,437
Ordinary income	60,125	7,153

Total	$4,444,057	$3,836,590

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$79,655,576 [1]

Gross unrealized appreciation	$1,182,750
Gross unrealized depreciation	(7,032,494)

Net unrealized depreciation	$(5,849,744)

1.	The Federal tax cost of securities does not include cost of $10,985,393, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to
40 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$101
Payments Made to Retired Trustees	174
Accumulated Liability as of March 31, 2011	1,407
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
41 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,146,861	$11,869,214	1,614,681	$15,349,116
Dividends and/or distributions reinvested	163,395	1,685,275	158,000	1,515,483
Redeemed	(1,339,388)	(13,508,364)	(1,686,914)	(15,604,075)

Net increase (decrease)	(29,132)	$46,125	85,767	$1,260,524

Class B
Sold	27,978	$292,434	41,497	$382,452
Dividends and/or distributions reinvested	3,949	40,524	3,621	34,759
Redeemed	(29,375)	(301,041)	(39,514)	(378,112)

Net increase	2,552	$31,917	5,604	$39,099

Class C
Sold	1,098,797	$11,387,661	1,505,059	$14,488,753
Dividends and/or distributions reinvested	80,160	825,201	65,585	629,340
Redeemed	(954,344)	(9,520,488)	(283,289)	(2,757,164)

Net increase	224,613	$2,692,374	1,287,355	$12,360,929

42 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$26,695,192	$17,515,642
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $41,244 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for
43 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$31,753
Class C	332,133
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$25,069	$—	$752	$6,286
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $66,537, $4,702 and $63,388 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
44 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.19% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$3,693,425
Average Daily Interest Rate	0.317%
Fees Paid	$161,956
Interest Paid	$11,964
45 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.
46 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the
47 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
48 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Maryland Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Maryland Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Maryland Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2011
49 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended March 31, 2011 are eligible for the corporate dividend-received deduction. 98.65% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
50 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
51 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company):
Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
52 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2006) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice
53 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970- 1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); Formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring
54 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 47	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) and Senior Portfolio Manager (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (2006-2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Senior Portfolio Manager (since 2011) Age: 34	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006- December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
55 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard Stein, Vice President (since 2007) Age: 53	Director of the Rochester Credit Analysis team (since March 2004) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).

Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
56 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert G. Zack, Vice President (since 2006) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (from March 2002 to December 2010) of the Manager; General Counsel of the Distributor (from December 2001 to December 2010); General Counsel of Centennial Asset Management Corporation (from December 2001 to December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (from December 2001 to December 2010); Assistant Secretary (from September 1997 to December 2010) and Director (from November 2001 to December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (from December 2002 to December 2010); Director of Oppenheimer Real Asset Management, Inc. (from November 2001 to December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (from December 2001 to December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (from November 2001 to December 2010); Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (from June 2003 to December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (from November 2001 to December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
57 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP ©2011 OppenheimerFunds, Inc. All rights reserved.
58 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
59 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
60 | OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2011 and $31,200 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,895 in fiscal 2011 and $2,632 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $342,900 in fiscal 2011 and $253,340 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FIN 45.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $11,050 in fiscal 2011 and $8,500 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $356,845 in fiscal 2011 and $264,472 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester Maryland Municipal Fund

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	05/10/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr. William F. Glavin, Jr.
Principal Executive Officer

Date:	05/10/2011

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	05/10/2011